UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report: August 2, 2004


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)




EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

I.   Third Quarter and Full Year 2004 Forecast

     The forecast items for the third quarter and full year 2004 set forth in, and incorporated herein by reference from, the table below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document. This forecast replaces and supersedes any previously issued guidance or forecast.

II.  2004 Natural Gas Financial Collar Contracts and Natural
Gas and Crude Oil Financial Price Swap Contracts

     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into New York Mercantile Exchange related financial commodity collar and price swap contracts. In addition to these financial transactions, EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these various physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.

     EOG has not entered into any additional natural gas financial collar contracts or natural gas or crude oil financial price swap contracts since EOG filed its Current Report on Form 8-K on July 6, 2004, which provided an update of all such financial contracts as of that date. EOG accounts for these collar and price swap contracts using the mark-to-market accounting method.

III. Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of liquefied natural gas imports and changes in demand or prices for ammonia or methanol; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the extent to which EOG can replicate on its other Barnett Shale acreage the results of its most recent Barnett Shale wells; political developments around the world; acts of war and terrorism and responses to these acts; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Definitions
  $/Bbl    US Dollars per barrel
  $/Mcf    US Dollars per thousand cubic feet
  $/Mcfe   US Dollars per thousand cubic feet equivalent
  $MM      US Dollars in millions
  Mbd      Thousand barrels per day
  MMcfd    Million cubic feet per day
  MMcfed   Million cubic feet equivalent per day
  NYMEX    New York Mercantile Exchange
  WTI      West Texas Intermediate


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EOG RESOURCES, INC.
                                 (Registrant)



Date: August 2, 2004          By: /s/TIMOTHY K. DRIGGERS
                                  Timothy K. Driggers
                                  Vice President and Chief
                                  Accounting Officer
                                  (Principal Accounting Officer)




                          Estimated Ranges
              (See text for additional information)

                                                  3Q 2004      Full Year 2004
Daily Production
  Natural Gas (MMcfd)
   US                                           610  -   635     620  -   635
   Canada                                       200  -   230     200  -   220
   Trinidad                                     165  -   205     160  -   180
   UK North Sea                                   0  -    10       7  -    10
   Total                                        975  - 1,080     987  - 1,045

  Crude Oil (Mbd)
   US                                          19.0  -  21.6    19.8  -  21.0
   Canada                                       2.1  -   2.7     2.3  -   2.5
   Trinidad                                     3.4  -   4.2     3.0  -   3.4
   Total                                       24.5  -  28.5    25.1  -  26.9

  Natural Gas Liquids (Mbd)
   US                                           4.0  -   5.8     4.4  -   5.5
   Canada                                       0.4  -   0.8     0.5  -   0.8
   Total                                        4.4  -   6.6     4.9  -   6.3

  Natural Gas Equivalent Volumes (MMcfed)
   US                                           748  -   799     765  -   794
   Canada                                       215  -   251     217  -   240
   Trinidad                                     185  -   230     178  -   200
   UK North Sea                                   0  -    10       7  -    10
   Total                                      1,148  - 1,290   1,167  - 1,244

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                             $0.56  - $0.60   $0.57  - $0.61
   Depreciation, Depletion and Amortization   $1.04  - $1.10   $1.06  - $1.10

Expenses ($MM)
  Exploration, Dry Hole and Impairment         60.0  -  74.0    215.0 - 245.0
  General and Administrative                   26.0  -  32.0    105.0 - 115.0
  Capitalized Interest                          1.8  -   2.0      7.5 -   8.5
  Net Interest                                 14.0  -  17.0     55.0 -  70.0

Taxes Other than Income (% of Revenue)          5.5  -   6.5      5.5 -   6.5
Taxes
  Effective Rate                                 32% -    36%     32% -    36%
  Deferred Ratio                                 60% -    90%     60% -    80%

Preferred Dividends ($MM)                       2.5  -   3.0    10.5  -  11.5

Capital Expenditures Excluding Acquisitions
 ($MM) - FY 2004                                   Approximately        1,300

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of
    physical contracts)
     United States - below NYMEX Henry Hub    $0.25  - $0.45   $0.25  - $0.40
     Canada - below NYMEX Henry Hub           $0.95  - $1.35   $0.85  - $1.10

   Realizations
     Trinidad                                 $1.20  - $1.45   $1.30  - $1.45

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                           $0.90  - $1.30   $0.80  - $1.00
     Canada - below WTI                       $3.00  - $4.50   $3.00  - $4.25
     Trinidad - below WTI                     $3.50  - $4.75   $2.50  - $4.00